UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  November 4, 2005

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Red Bird Center Drive, Suite 180, Dallas, Texas 75237
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:                            (214) 623-8446

                                                                Not Applicable
Former name or address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported in the Current Report on Form 8-K filed by Home Solutions of America, Inc., a Delaware corporation (the "Company") on September 29, 2005, in connection with the acquisition of substantially all of the Assets of Florida Environmental Restoration Services, Inc., a Florida corporation ("FERS") by Home Solutions Restoration of Louisiana, Inc. ("HSR of Louisiana"), a wholly-owned subsidiary of the Company, HSR of Louisiana issued an $11 million promissory note to the sellers in consideration for the FERS assets (the "Note"). Pursuant to its terms, the Note was payable in two installments of $6 million and $5 million, respectively, plus accrued interest thereon, the first of which was due November 26, 2005, and the second of which was due January 26, 2006.  On November 8, 2005, HSR of Louisiana and FERS entered into the First Amendment to Nonrecourse Promissory Note  (the "Amendment"), pursuant to which the installment payment dates were amended so that the full $11 million principal balance of the Note plus accrued interest is now due and payable on January 2, 2006.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 4, 2005, the Board of Directors (the "Board") of Home Solutions of America, Inc., a Delaware corporation ("Home Solutions") appointed Patrick McGeeney as a member of the Board, effective immediately, to serve in such capacity until the 2006 annual meeting of the stockholders and until his successor is duly appointed or elected.  Mr. McGeeney was also appointed to serve as the Chairman of the Audit Committee and as a member of the Compensation Committee on November 4, 2005.

Item 9.01.              Financial Statements and Exhibits.

(C)             Exhibits.

4.01	First Amendment to Nonrecourse Promissory Note dated November 8, 2005 between by Home Restoration Solutions of Louisiana, Inc. and Florida Environmental Restoration Services, Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date:  November 10, 2005                                                   By:      /s/ Rick J. O'Brien
                   Name:  Rick J. O'Brien
                   Title:  Chief Financial Officer

Exhibit Index

4.01	First Amendment to Nonrecourse Promissory Note dated November 8, 2005 between by Home Restoration Solutions of Louisiana, Inc. and Florida Environmental Restoration Services, Inc.

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